UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2026

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave., 12th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement

INNOVATE Corp., a Delaware corporation (the “Company”) has entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture, dated August 4, 2025 (the “Indenture”), among the Company, certain subsidiary guarantors, and U.S. Bank Trust Company, National Association, as trustee and collateral trustee, governing the 9.500% Convertible Senior Secured Notes due 2027 (the “Convertible Notes”).

The Supplemental Indenture amends the Indenture to (1) require the redemption of all Convertible Notes on the 15th business day following the termination of the lock-up period applicable to the stock consideration the Company received in connection with its previously announced sale of DBMG Global Inc. (the “DBMG Sale”) for a cash purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the date of redemption and (2) correspondingly, confirm that no offer to repurchase the Convertible Notes need be made. The lock-up period will expire upon the earlier of December 4, 2026 and the date that a registration statement that registers the resale by the Company of all shares received as stock consideration in connection with the DBMG Sale is deemed effective.

The foregoing description of the Supplemental Indenture is a summary and is qualified in its entirety by reference to the Supplemental Indenture, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Supplemental Indenture, dated as of October 9, 2026, by and among INNOVATE Corp., the Subsidiary Guarantors named therein, and U.S. Bank Trust Company, National Association, relating to the Company’s 9.5% Convertible Senior Secured Notes due 2027

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2026

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer